Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven
Leaders Series I/IR
Leaders Elite Series I/IR
Leaders Solution Series I/IR
Leaders Access Series I/IR
Leaders Edge Series I/IR
Leaders Plus Series I/IR
Leaders Elite Plus Series I/IR
Leaders Solution Plus Series I/IR
Leaders Outlook Series I/IR
Leaders Elite Outlook Series I/IR
Leaders Solution Outlook Series I/IR
Classic Leaders Outlook Series I

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
Leaders Access Series I/IR
Leaders Edge Series I/IR
Leaders Plus Series I/IR
Leaders Solution Plus Series I/IR
Leaders Vision Series I/IR

November 15, 2022, update to the Product Notice dated May 2, 2022

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”), on behalf of the Franklin Global Real Estate VIP Fund (the “Fund”), recently approved, subject to shareholder approval, a new investment management agreement between the Trust and Franklin Advisers, Inc., on behalf of the Fund.

It is anticipated that in January 2023 shareholders of the Fund will receive a proxy statement requesting their votes on the proposal. If the proposal is approved by the Fund’s shareholders, it is expected that the new investment management agreement will become effective in the first or second quarter of 2023.

Subject to shareholder approval, Franklin Advisers, Inc. will replace Franklin Templeton Institutional, LLC as adviser for the Fund.

This update should be retained for future reference.

HV-7940